INVESTOR PRESENTATION June 2016 Exhibit 99.1

FORWARD-LOOKING DISCLOSURES The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation.

From the time we began traveling the roads more than 90 years ago, we have used a combination of extraordinary service, technology and good old fashioned hard work to evolve into the company we are today — one of the largest less-than-truckload carriers in North America with ~32,000 employees, driving more than 940 million miles a year and generating $4.8 billion in annual revenue THERE ARE FREIGHT COMPANIES AND THEN THERE’S YRCW

YRCW provides services under a portfolio of four operating companies Among these 4 companies, we have approximately 20 - 25% of the public carrier market by tonnage. We provide the broadest coverage and more service capability throughout North America than any competitor. To put it simply, customers tell us where they want their freight to go and when it needs to be there, and we take it there; we carry the economy

We’ve got every corner of North America covered (And the maps to prove it)

North American Coverage


YRC
FREIGHT


Reddaway
Holland
NEW PENN.

In 2003, Yellow Transportation acquired Roadway Express. The two companies were integrated in 2009 and rebranded as YRC Freight in 2012. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert

YRC Freight	Metric
LTM 1Q16 Revenue	$3.0 billion
LTM 1Q16 Adj. EBITDA	$165 million
# of Customers	~125,000
# of Terminals	258
Average Length of Haul	1,300 miles
Average Weight	1,200 lbs
Average Transit	3-4 days

For next-day and time-sensitive services, YRC regional has 3 distinct carriers: Holland, Reddaway and New Penn. All three brands are well-established and have long histories in their respective regions

YRC Regional	Metric
LTM 1Q16 Revenue	$1.8 billion
LTM 1Q16 Adj. EBITDA	$173 million
# of Customers	~150,000
# of Terminals	126
Average Length of Haul	400 miles
Average Weight	1,300 lbs
Average Transit	> 90% in 2 days or less

YRC Worldwide
6

YRC Freight, Holland, Reddaway and New Penn provide service to more than 250,000 customers in all 50 states, Puerto Rico, Canada and Mexico. Plus, with extensive networks already in place and spanning North America, we are well-positioned to offer LTL services to an even greater number of future customers Networks built for the future

The company you keep says a lot about you. And we work with some very good companies. We’re fortunate to have stable, long-standing relationships with some of the greatest companies in the world, from large Fortune 500 companies to small, privately-held businesses

We delivered, and our customers noticed 4 out of the last 6 years, YRCW operating companies have received awards from Walmart for outstanding service In 2015, Toyota named Holland and Reddaway their LTL logistics partners of the year New Penn received two Quest of Quality awards in 2015 from Logistics Management magazine

Highly Experience Senior Management With More Than 150 Years of Operating Experience James Welch CEO, YRCW Jamie Pierson CFO, YRCW Jim Fry Vice President- General Counsel & Corporate Secretary, YRCW More than 34 years of experience in the transportation and logistics industry including 29 years at Yellow Transportation Returned to the Company in 2011 to become CEO Acted as an advisor to the Company from early 2009 – November 2011 Joined as CFO in 2011 Prior to YRCW, served as Vice President, Corporate Development and Integration with Greatwide Logistics Services More than 20 years of industry experience Prior to YRCW, served as Executive Vice President, General Counsel, and Secretary for Swift Transportation Company

Darren Hawkins President, YRC Freight Scott Ware President, Holland Don Foust President, New Penn TJ O’Connor President, Reddaway More than 27 years of industry experience Prior to being named President of YRC Freight, was Senior Vice President of Sales for the Company More than 27 years of industry experience Prior to being named President of Holland, was Vice President of Operations and Linehaul for the Company More than 35 years of industry experience Prior to being named President of New Penn, was a Division Vice President of Roadrunner Transportation More than 30 years of industry experience Prior to being named President of Reddaway in 2007, served as President and CEO of USF Bestway Highly Experience Senior Management With More Than 150 Years of Operating Experience

Term Loan ABL Term A Capital Leases ABL Term B CDA Note Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Note $1,361.3M $1,078.1M Pre-Refinancing (12/31/13) Today (3/31/16) 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing (3/31/14) Capital Leases 12.0% (1) New Term Loan 8.0% CDA Note 7.3% (1) $1,221.0M Simplified Capital Structure Reduced debt by $283.2 million since 2013 9 3 6 Number of Debt Facilities Maturities extended to 2019 and cash interest payments reduced by ~$40M per year (1) Average effective interest rate as of March 31, 2016

Leverage Ratio Adjusted EBITDA CAGR of 20.3% for 2011 – 2015 Growing into capital structure Continue to de-risk the balance sheet Note: Funded debt balances based on par value Steady progress every year since 2011 Funded Debt to Adjusted EBITDA down 5.3 turns

Credit Facility Covenants YRCW’s credit ratings as of March 31, 2016: Standard &Poor’s corporate family rating is B- with a Stable outlook Moody’s corporate family rating is B3 with a Stable outlook 3.20x LTM as of 1Q16

No Near-Term Maturities Significant extension of debt maturities provides longer runway to continue operational transformation February 2014 Refinancing February Term Loan, ABL March IBT (MOU) December CDA Focused on Operational Execution Runway

1Q 2016 Financial and Operational Highlights 1 4 LTM Adjusted EBITDA increased to $337.4 million in 1Q16 an improvement of $57 million compared to 1Q15 5 3 6 Continued reinvesting in the business in 1Q16 with $19.8 million in capital expenditures and new operating leases for revenue equipment that have a capital value equivalent of $33.4 million for a total of $53.2 million Added new Accelerated service at YRC Freight Allows customers’ non-guaranteed shipments to reach their destinations 1 – 2 days faster than standard transit times 2 Executing strategy of prioritizing freight mix, yield improvements and profitability over market share and tonnage Improved 1Q16 consolidated operating ratio by 90 basis points to 98.8 on a YoY basis Adjusted EBITDA of $62.9 million in 1Q16 compared to $58.8 million in 1Q15 A 20% increase compared to 1Q15 Liquidity improved to $222.1 million, a $46.5 million increase compared to a year ago

Opportunity for EBITDA Margin Growth & Further Deleveraging Assuming current market performance of an OR of 91 to 93, the long-term EBITDA margin segment goals are as follows: YRCF = 7.6% (equivalent to an OR of 95 – 96) Regional = 10.5% (equivalent to an OR of 93 – 94) Opportunity for both segments to achieve margin improvements 10.5% 7.6% Note: The peer groups LTM 1Q16 EBITDA and OR excludes XPO Logistics’ LTL Division and UPS Freight Note: For comparison purposes, EBITDA for all companies is defined as Operating Income, excluding gains or losses from property sales, plus Depreciation and Amortization. EBITDA used to calculate EBITDA margin for YRCW above differs from the credit agreement definition of Consolidated Adjusted EBITDA

Plan to Achieve Margin Segment Goals Include

1 Volume and Yield Growth

- Economic Growth
- Continued market price rationalization

2 Delivering Award Winning Service and Partnering with Our Customers

- New YRC Freight Accelerated Service Available in 2Q16

3 Enhancing Employee Engagement

- Union employees profit sharing bonus opportunity based on achieving OR metrics
- MOU in place through March 2019

4 Improving Productivity

- Rollout of dock supervisor tablets
- Utilizing Sysnet software to reduce linehaul miles

5 Focusing on Safety

- In-cab safety equipment installation in existing fleet substantially complete
- SMITH system training, peer safety trainers and the expansion of driving schools

6 Continue Investing in Technology and Revenue Equipment

- Optym linehaul route optimization software implementation in 2016
- The foundation for profitably growing the business

YRC Worldwide 18

Reinvesting in the Business After several years of curtailing investment in the business, capital spending has resumed Fleet replenishment through operating leases beginning in 2013 Increased leasing activity due to greater financing options resulting from the Company’s improved financial condition Acquired 70 dimensioners since 2014. Dimensioning technology is used to better cost, price and plan freight loading and flow For the LTM 1Q16, the CapEx Equivalent (CapEx plus the Capital Value of Leases) was 5.0% of revenue. This brings the Company more in line with historical industry standards Since the beginning of 2015, additions have included over 1,400 new tractors and over 1,900 new trailers

Forward Looking Considerations 1 Plan to continue investing back into the business through combined purchasing and leasing to enhance shareholder value 3 No material long-term debt / facility maturities until 1Q19 2 International Brotherhood of Teamsters memorandum of understanding (MOU) in place through March 2019 Annual wage increases of $0.34 per hour in April from 2016 - 2018 Annual health and welfare benefit contributions increase in August from 2016 – 2018; estimated increase in 2016 is approximately 7% Required contributions to pension plans remain an average of $1.75 per hour 4 Total federal net operating losses (NOLs) of $700.2 million as of December 31, 2015 that expire between 2028 - 2035 Due to IRS limitations, usable NOLs projected at $465.5 million Helps mitigate federal cash income tax payments

Competitive Strengths YRCW’s competitive strengths provide a platform for continued improvement and long-term growth GENERATION-SKIPPING TECHNOLOGY PHYSICAL ASSETS NETWORKS PEOPLE

Competitive Strengths ~32,000 highly experienced employees throughout North America Average tenure of union employees approximately 15 years Union employees turnover less than 10% Long-term relationships with more than 250,000 customers Experienced senior management with 150 combined years of operating experience leading transformation PEOPLE

Competitive Strengths Typical LTL driving distance contributes to stable workforce and low turnover YRCW drivers cover approximately 1 billion miles per year The equivalent of more than 168,000 round trips between New York and Los Angeles Active million mile drivers – accident-free through specific career anniversaries 2,134 drivers > 1 million miles 683 drivers > 2 million miles 108 drivers > 3 million miles 20 drivers > 4 million miles 1 driver > 6 million miles PEOPLE

Competitive Strengths NETWORKS Networks include 384 terminals

Competitive Strengths

PHYSICAL ASSETS

- YRC Freight operates a large hub and spoke network
- Regional carriers operate direct loading and quick sort networks
- YRCW Totals
  - 384 terminals
  - ~21,000 doors
  - ~15,000 tractors
  - ~45,000 trailers
- Reinvesting in the business by replenishing the fleet through a combined approach of purchasing and leasing
- Acquired over 1,400 new tractors and over 1,900 new trailers since the beginning of 2015


Reddaway

YRC Worldwide
25

Competitive Strengths Implementing tools for continuous improvement in safety, efficiency, and productivity In-Cab Safety Technology Dimensioners Dock Supervisor Tablets Logistics Planning Technology Pick Up & Delivery Handheld Units GENERATION-SKIPPING TECHNOLOGY Optym Linehaul Optimization Software

Competitive Strengths The result is award-winning customer service with a flexible supply chain that provides the broadest coverage throughout North America GENERATION-SKIPPING TECHNOLOGY PHYSICAL ASSETS NETWORKS PEOPLE

HOW WE WILL MOVE FREIGHT, OUR COMPANY AND YOUR INVESTMENT FORWARD Strong Industry Position Diversified Business Model Experienced Leadership Team Simplified & Stable Capital Structure Turnaround Still Has Legs Via Margin Expansion Reinvestment Back Into the Business National Footprint / Tremendous Asset Base YRCW provides the opportunity to invest in a portfolio of four proud and distinct LTL operating companies

INVESTOR RELATIONS NASDAQ: YRCW www.yrcw.com COMPANY CONTACT: Tony Carreño Vice President – Investor Relations (913) 696-6108 tony.carreno@yrcw.com

APPENDIX

Multi-Employer Pension Plans Contingent Liability Employees covered by collective bargaining agreements Required contributions anticipated to be an average of $1.75 per hour through the expiration of the Memorandum of Understanding (MOU) with the International Brotherhood of Teamsters (IBT) in March 2019 2016 cash contributions to be approximately $90 million Expense included in EBITDA Contributions are made to 32 multi-employer pension plans with various levels of underfunding Pension plans are managed by independent trustees If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $10 billion However…………YRC Worldwide has and expects to continue making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due Additionally, to our knowledge, there are no regulations that would change our $1.75 average per hour contribution for the remaining term of the MOU as that is contractually agreed to by and between the Company and the individual funds nor are we aware of any regulations that would materially change the status or amount of our contingent liability As long as we continue to pay what is contractually agreed to, there should be no issue

Single-Employer Pension Plans Certain employees not covered by collective bargaining agreements Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008 Future funding requirements primarily driven by benefits paid, actuarial gains and losses and company contributions Long-term strategy is to reduce the risk of the underfunded plans On average, the simple-employer pension expense from 2013 – 2015 was approximately $21 million, excluding the expense recognition of settlements from lump sum payouts in 2015 (a) Reflects a $10.9 million contribution due in January 2016 that was paid in December 2015 (a) (a)

KEY FINANCIAL RESULTS

YOY Revenue Per Shipment and Revenue Per CWT +3.7% +5.6% +2.4% +1.8% $10.03 $10.27 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 $11.00 $11.50 $12.00 1Q15 1Q16 Regional Revenue per cwt (x - FSC) $20.66 $21.42 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 1Q15 1Q16 YRC Freight Revenue per cwt (x - FSC) $151.4 $152.6 $148.0 $149.0 $150.0 $151.0 $152.0 $153.0 $154.0 1Q15 1Q16 Regional Revenue per Shipment (x - FSC) $248.6 $253.1 $240.0 $244.0 $248.0 $252.0 $256.0 $260.0 1Q15 1Q16 YRC Freight Revenue per Shipment (x - FSC)

YOY Volume -5.0% -6.7% -2.3% -3.8% 30.64 29.46 20.00 22.00 24.00 26.00 28.00 30.00 32.00 34.00 1Q15 1Q16 Regional Tonnage per Day 40.58 39.65 35.00 37.00 39.00 41.00 43.00 45.00 1Q15 1Q16 Regional Shipments per Day 41.66 39.58 35.00 37.00 39.00 41.00 43.00 45.00 1Q15 1Q16 YRC Freight Shipments per Day 25.05 23.38 20.00 22.00 24.00 26.00 1Q15 1Q16 YRC Freight Tonnage per Day

Segment Adjusted EBITDA ($ in millions) -6.2% +27.5% -10bps +210bps $26.2 $33.4 $ - $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 1Q15 1Q16 Regional Adjusted EBITDA 5.8% 7.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 1Q15 1Q16 Regional Adjusted EBITDA Margin 4.4% 4.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 1Q15 1Q16 YRC Freight Adjusted EBITDA Margin $32.1 $30.1 $ - $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 1Q15 1Q16 YRC Freight Adjusted EBITDA

Consolidated Adjusted EBITDA ($ in millions) +4.1M +60bps +57.0M +150bps 5.6% 7.1% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% LTM 1Q15 LTM 1Q16 LTM Adjusted EBITDA Margin $280.4 $337.4 $ - $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 LTM 1Q15 LTM 1Q16 LTM Adjusted EBITDA $58.8 $62.9 $50.0 $52.0 $54.0 $56.0 $58.0 $60.0 $62.0 $64.0 1Q15 1Q16 Adjusted EBITDA 5.0% 5.6% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 1Q15 1Q16 Adjusted EBITDA Margin

(a) As required under our Term Loan Agreement, other, net, shown above consists of the impact of certain items to be included in Adjusted EBITDA EBITDA Reconciliation – Consolidation

(a) As required under our Term Loan, other nonoperating, net, shown above does not include the impact of non-cash foreign currency gains or losses EBITDA Reconciliation – Segment